SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2002

                                  NITCHES, INC.
             (Exact name of registrant as specified in its charter)

                                   California
                            (State of Incorporation)

        0-13851                                           95-2848021
(Commission File Number)                    (I.R.S. Employer Identification No.)

               10280 Camino Santa Fe, San Diego, California 92121
                    (Address of principal executive offices)

                  Registrant's telephone number: (858) 625-2633


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Item 2. Acquisition or Disposition of Assets

On November 1, 2002, the Registrant issued a press release announcing that it had acquired a 28% interest in Designer Intimates, Inc. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Exhibits

99.1 Press Release of the Registrant dated November 1, 2002.

                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                                     NITCHES, INC.
                                            -------------------------------
                                                      Registrant


November 1, 2002                        By: /s/ Steven P. Wyandt
                                            -------------------------------
                                               Steven P. Wyandt
                                            As Principal Financial Officer
                                            and on behalf of the Registrant

Exhibit Index

Exhibit No.       Description
-----------       -----------

99.1              Press Release of the Registrant dated November 1, 2002.


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